UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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AZURRX BIOPHARMA, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Tel. (646) 699-7855

October 19, 2017
Dear Stockholders of AzurRx BioPharma, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) of AzurRx BioPharma, Inc., which will be held at the Crown Plaza Hotel located at 690 US Highway 46, Fairfield, New Jersey 07004, on November 28, 2017 at 9:00 AM, Eastern Standard Time.

In connection with the Annual Meeting, enclosed is our proxy statement, describing the matters to be presented to stockholders at the Meeting, and a proxy card. Please give this information your careful attention. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Meeting. You may submit your vote on the Internet or by telephone. If you are a holder of record, you may also vote by mail by completing, dating and signing the enclosed proxy card and returning it in the enclosed, postage-paid envelope furnished for that purpose. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy, whether by Internet, telephone, or mail, which will be superseded by the vote you cast at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the proxy statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Johan M. (Thijs) Spoor Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and will avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Tel. (646) 699-7855

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 28, 2017

Dear Stockholders of AzurRx BioPharma, Inc.:

 We are pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”) of AzurRx BioPharma, Inc., a Delaware corporation (the “Company,” “us,” “we,” or “our”), which will be held at the Crown Plaza Hotel located at 690 US Highway 46, Fairfield, New Jersey 07004, on November 28, 2017 at 9:00 AM Eastern Standard Time, for the following purposes:

1.
to elect six directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is elected and qualified;

2.
to ratify the appointment of Mazars USA LLP (formerly, WeiserMazars) , as our independent auditors for the year ending December 31, 2017; and

3.
to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached proxy statement.

The close of business on September 29, 2017 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, New York 11226, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” each of the director nominees identified in Proposal No. 1 and “FOR” Proposal No. 2. Each of these Proposals are described in detail in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 28, 2017:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: WWW.PROXYVOTE.COM.

By Order of the Board of Directors,
Johan M. (Thijs) Spoor
President, Chief Executive Officer and Director
Brooklyn, New York
October 19, 2017

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Tel. (646) 699-7855

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of AzurRx BioPharma, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) to be held on November 28, 2017 at 9:00 AM Eastern Standard Time, and at any adjournment or postponement thereof, at the Crown Plaza Hotel located at 690 US Highway 46, Fairfield, New Jersey 07004. This proxy statement, the enclosed proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”) are first being mailed to stockholders entitled to vote on or about October 19, 2017.

This proxy statement and the Annual Report can also be accessed online as of October 19, 2017 at: www.proxyvote.com.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this proxy statement. Only holders of our common stock as of the close of business on September 29, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 11,421,702 shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The six nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy and entitled to vote, will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of Mazars USA LLP, formerly WeiserMazars (“Mazars USA”), as our independent registered public accounting firm for the current fiscal year.

 Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Delaware law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions and broker non-votes will not be counted as votes in favor of such proposals, and will also not be counted as shares voting on such matter, but will be counted for the purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on the voting on the proposals referenced above.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the six director nominees named in this proxy statement, (ii) FOR ratification of the appointment of Mazars USA as our independent auditors for the current fiscal year, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, New York 11226, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement and the Annual Report, as well as the preparation and posting of this proxy statement, the Annual Report and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone and mail.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors (“Board”) shall consist of one or more members, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board or by stockholders. The Company’s Board currently consists of six directors, each of whom has been nominated by the Nominating and Corporate Governance Committee for election at the Annual Meeting. The six director nominees for election at the Annual Meeting consist of: Johan M. (Thijs) Spoor, Edward J. Borkowski, Maged Shenouda, Charles J. Casamento, Dr. Alastair Riddell, and Dr. Vern Schramm.

Each nominee has confirmed that he is able and willing to continue serving as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The six nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that the stockholders vote “FOR” the election of Messrs. Spoor, Borkowski, Shenouda, Casamento, and Drs. Riddell and Schramm.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

BOARD OF DIRECTORS

Name	Age	Position
Johan M. (Thijs) Spoor	45	President, Chief Executive Officer and Director
Maged Shenouda	53	Chief Financial Officer and Director
Edward J. Borkowski (1)(2)	58	Director
Alastair Riddell, M.D., Ph.D. (1)(2)	67	Director
Charles J. Casamento (2)	71	Director
Vern Lee Schramm, Ph.D.	76	Director

(1)
Member of the Compensation Committee and the Nominating and Corporate Governance Committee.
(2)
Member of the Audit Committee.

Johan M. (Thijs) Spoor has been our Chief Executive Officer since January 2016, President since April 2015, and Chairman from June 2014 to September 2015. From September 2010 until December 2015, he was the Chief Executive Officer of FluoroPharma Medical, Inc. (OTCQB: FPMI), where he served as Chairman of the Board from June 2012 until December 2015. From December 2008 until February 2010, he worked at Oliver Wyman as a consultant to pharmaceutical and medical device companies. Mr. Spoor was an equity research analyst at J.P. Morgan from July 2007 through October 2008 and at Credit Suisse from November 2005 through July 2007, covering the biotechnology and medical device industries. He holds a Pharmacy degree from the University of Toronto as well as an MBA from Columbia University.

We believe that Mr. Spoor’s background in pharmacy, finance and accounting and as a healthcare research analyst, as well as his experience at both large and small healthcare companies, provides him with a broad familiarity of the range of issues confronting the Company, which qualifies him to serve as a member of our Board of Directors.

Maged Shenouda joined our Board of Directors in October 2015 and was appointed to serve as the Company’s Chief Financial Officer in September 2017. Mr. Shenouda, a financial professional in the biotechnology industry, was the head of business development at Retrophin, Inc. from January 2014 until November 2014. From January 2012 until September 2013, he served as head of East coast operations for the Blueprint Life Science Group. Prior thereto, Mr. Shenouda was a financial analyst, first at UBS from January 2004 until March 2010 and later at Stifel Nicolaus from June 2010 until November 2011. He currently serves on the board of directors of Relmada Therapeutics, Inc. (OTCQB: RLMD). Mr. Shenouda received an MBA from Rutgers Graduate School of Management and BS in Pharmacy from St. John's College of Pharmacy. He is a Registered Pharmacist in New Jersey and California.

We believe that Mr. Shenouda’s extensive knowledge of our industry, his role in the governance of publicly held companies, and his directorships in other life science companies qualify him to serve as a member of our Board of Directors.

Edward Borkowski joined our Board of Directors in May 2015, and is currently the Chairman of the Board. Mr. Borkowski is a healthcare executive who previously served as the Chief Financial Officer of Concordia International, an international specialty pharmaceutical company. Prior to that, he was the Chief Financial Officer of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral controlled release products. Before working with Amerigen, he was the Chief Financial Officer and Executive Vice President of Mylan N.V. In addition, Mr. Borkowski previously held the position of Chief Financial Officer with Convatec, a global medical device company focused on wound care and ostomy, and Carefusion, a global medical device company for which he helped lead its spin-out from Cardinal Health into an independent public company. Mr. Borkowski also held senior financial positions at Pharmacia and American Home Products (Wyeth). He started his career with Arthur Andersen & Co. after graduating from Rutgers University with an MBA in accounting. Mr. Borkowski also graduated from Allegheny College with a degree in Economics and Political Science. He is currently a Trustee and an executive committee member of Allegheny College, and serves on the board of directors of Co-Diagnostics, Inc.

We believe Mr. Borkowski’s extensive healthcare and financial experience, together with his experience with public companies, provide the Company and management with valuable experience as the Company executes its business plan.

Dr. Alastair Riddell joined our Board of Directors in September 2015. He is also currently Chairman of a private UK biotech company, Nemesis Biosciences Ltd, Chairman of a UK AIM listed medical imaging company, Feedback plc, and Chairman of the South West Academic Health Science Network, which fosters links between the NHS, industry and universities. Dr. Riddell has over 30 years’ experience in the pharmaceutical, life science and biotech industries. After ten years directing phases 1-4 clinical trials of antibiotics, oncology and intensive care products for companies including Lederle (now Pfizer) and Centocor (now J&J), he spent five years managing sales and marketing for oncology and imaging products for Amersham International (now GE Healthcare). This led to 12 years as Chief Executive Officer for three UK biotech companies, Pharmagene Laboratories, Ltd. (“Pharmagene”), Paradigm Therapeutics, Ltd. (“Paradigm”), and Stem Cell Sciences, Inc. (“Stem Cell Sciences”). In these roles, he was the principal involved in the initial public offering of Pharmagene on the London Stock Exchange, and the sale of Paradigm and Stem Cell Sciences to Takeda in Japan and Stem Cells, Inc. in the U.S., respectively. Dr. Riddell has since had several roles in UK government initiatives related to promoting cooperation between pharmaceutical companies and the NHS and assessing projects for funding with Innovate UK. He began his career as a doctor in a variety of hospital specialties and in general practice. Dr. Riddell holds both Bachelor of Science and a Bachelor of Medical Sciences degrees, and was recently awarded a Doctorate of Science, Honoris Causa by Aston University.

We believe that Dr. Riddell’s background as a doctor with experience in a variety of hospital specialties coupled with his experience in the life sciences industry, including directing all phases of clinical trials before moving to sales, marketing, and general management, qualifies him to serve as a member of our Board of Directors.

Charles J. Casamento joined our Board of Directors in March 2017. Since 2007, he has been an executive director and principal of The Sage Group, a health care advisory group. In addition, Mr. Casamento is currently a member of the Fordham University Science Council. He was President and Chief Executive Officer of Osteologix from October 2004 until April 2007. He was the founder of Questcor Pharmaceuticals, where he was President, Chief Executive Officer and Chairman. At Questcor, he acquired Acthar, a product whose sales eventually exceeded $1.0 billion. At RiboGene, Inc. he was President, Chief Executive Officer and Chairman, and he was also co-founder, President and Chief Executive Officer of Indevus (formerly Interneuron Pharmaceuticals). He has held senior management positions at Genzyme Corporation, where he was Senior Vice President, American Hospital Supply, where he was Vice President of Business Development for the Critical Care Division, Johnson & Johnson, Hoffmann-LaRoche and Sandoz. Mr. Casamento currently sits on the board of directors of International Stem Cell Corporation, Relmada Therapeutics Inc., and Eton Pharmaceuticals, Inc. He holds a Bachelor's Degree in Pharmacy from Fordham University in New York City and an MBA from Iona College in New Rochelle, New York.

We believe that Mr. Casemento’s expertise and knowledge of the financial community combined with his experience in the healthcare sector qualify him to serve as a member of our Board of Directors.

Dr. Vern Lee Schramm joined our Board of Directors in October 2017, and has served as a University Professor of the Albert Einstein College of Medicine since July 1999. Dr. Schramm served as the Chairman of the Department of Chemistry at the Albert Einstein College of Medicine until 2015. His fields of interest include enzymatic transition state analysis, transition state inhibitor design, biological targets for inhibitor design, and mechanisms of N-ribosyltransferases. Dr. Schramm was elected to the National Academy of Sciences in 2007, has been awarded the Ruth Merns Endowed Chair of Biochemistry, and served as the associate editor for the Journal of the American Chemical Society from 2003 to 2012. A frequent lecturer and presenter in topics related to chemical biology, Dr. Schramm has been a consultant and advisor to Pico Pharmaceuticals, Metabalon Biochemistry, Sirtris Scientific, and BioCryst Pharmaceuticals. Dr. Schramm obtained his BS in Bacteriology with an emphasis in chemistry from South Dakota State College, a Master’s Degree in Nutrition with an emphasis in biochemistry from Harvard University, and a Ph.D. in Mechanism of Enzyme Action, Department of Biochemistry, from Australian National University.

We believe that Dr. Schramm’s substantial experience in biochemistry and knowledge of the chemistry related to non-systemic biologics will assist the Board of Directors in developing its product candidates.

Non-Executive Director Compensation

Each of our non-executive directors are compensated at a rate of $35,000 per year, payable in cash or shares of common stock, for service on the Board of Directors and the various Board committees, and receives an annual grant of 30,000 shares of our common stock. In addition, each non-executive director serving as a director at the time of the Company’s initial public offering was granted a one-time IPO-related payment of $30,000, which was accrued at December 31, 2016 and was paid by the issuance of shares of our common stock under our Amended and Restated 2014 Omnibus Equity Incentive Plan (the “2014 Plan”) in October 2017.

The following table sets forth certain information relating to the compensation for each of our directors, who is not also an executive officer of the Company, for the year ended December 31, 2016. Compensation for executive officers who are also serving as directors is available in section titled “Summary Compensation Table” below.

Name(1)	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Edward J. Borkowski	$36,250	$168,750	$0	$0	$205,000
Maged Shenouda(2)	$106,250	$112,500	$0	$0	$218,750
Alastair Riddell	$36,250	$112,500	$0	$0	$148,750

(1)
Mr. Charles J. Casamento and Dr. Vern Scramm did not begin serving on our Board of Directors until March 2017 and October 2017, respectively, and, accordingly, neither director received any compensation from the Company during the year ended December 31, 2016.
(2)
Maged Shenouda, who served as a non-executive member of our Board of Directors during the year ended December 31, 2016, also earned $70,000 in 2016 as a financial consultant and this amount is included in accounts payable at December 31, 2016. Due to his appointment as our Chief Financial Officer in September 2017, Mr. Shenouda is no longer a non-executive member of our Board of Directors.

In July 2016, we issued 45,000 shares of restricted common stock to Mr. Borkowski and 30,000 shares of restricted common stock to each of Mr. Shenouda and Dr. Riddell. The shares of restricted common stock vest as follows: (i) 50% upon the first commercial sale in the United States of MS1819, and (ii) 50% upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days, in each case subject to the earlier determination of a majority of the Board.

In February 2017, we issued 30,000 options with a ten-year term at an exercise price of $4.48 to each of Messrs. Borkowski and Shenouda, and Dr. Riddell, that vest 10,000 immediately and the balance monthly over 24 months.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last three years, on the compensation committee of any other entity that has one or more officers serving as a member of our Board of Directors.

Although Mr. Shenouda did act as a member of the Company’s Compensation Committee prior to his appointment as Chief Financial Officer during the last fiscal year ending December 31, 2016, he resigned from the Compensation Committee when he was appointed Chief Financial Officer of the Company in October of 2017 in order to comply with Compensation Committee independence requirements.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board of Directors met six times and acted by unanimous written consent four times during the fiscal year ended December 31, 2016.  Our Audit Committee met four times and our Compensation Committee met two times, and our Compensation Committee requested action by the entire Board of Directors twice during the same period.  Our Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2016.  Each director serving during fiscal 2016 attended all of the meetings of the Board of Directors and the committees of the Board upon which such director served that were held during the term of his service.

We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, but directors are encouraged to attend. We did not hold an annual meeting of stockholders during our fiscal year ended December 31, 2016.

Director Independence

The Board of Directors has reviewed the independence of our directors based on the listing standards of the NASDAQ Stock Market. Based on this review, the Board of Directors determined that each of Messrs. Borkowski and Casamento, and Drs. Riddell and Schramm, are independent as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board of Directors has established the following three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Board of Directors has adopted written charters for each of these committees. Copies of the charters are available on our website. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee is responsible for, among other matters:

●
appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●
discussing with our independent registered public accounting firm the independence of its members from its management;

●
reviewing with our independent registered public accounting firm the scope and results of their audit;

●
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission ("SEC");

●
reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

●
coordinating the oversight by our Board of Directors of our code of business conduct and our disclosure controls and procedures;

●
establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

●
reviewing and approving related-person transactions.

Our Audit Committee currently consists of Messrs. Borkowski and Casamento, and Dr. Riddell, with Mr. Borkowski serving as the Chairman. The rules of the NASDAQ stock market require our Audit Committee to consist entirely of independent directors. Our Board of Directors has affirmatively determined that Messrs. Borkowski and Casamento, and Dr. Riddell, meet the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 and the NASDAQ Stock Market Rules. Our Board of Directors has determined that Messrs. Borkowski and Casamento each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee is responsible for, among other matters:

●
reviewing key employee compensation goals, policies, plans and programs;

●
reviewing and approving the compensation of our directors and executive officers;

●
reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●
appointing and overseeing any compensation consultants or advisors.

Our Compensation Committee consists of Mr. Borkowski and Dr. Riddell, with Dr. Riddell serving as the Chairman. The rules of the NASDAQ stock market require our Compensation Committee consist entirely of independent directors. Our Board of Directors has affirmatively determined that Mr. Borkowski and Dr. Riddell meet the definition of “independent director” for purposes of serving on a Compensation Committee under the rules of the NASDAQ Stock Market.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. In addition, the Nominating and Corporate Governance Committee will be responsible for developing and recommending to our Board corporate governance guidelines applicable to the Company and advising our Board of Directors on corporate governance matters. Our Nominating and Corporate Governance Committee consists of Mr. Borkowski and Dr. Riddell, with Mr. Borkowski serving as the Chairman.

Board Leadership Structure

Currently, our principal executive officer is Johan M. (Thijs) Spoor and our Chairman of the Board is Edward J. Borkowski. Our Board of Directors has determined that it is in the best interests of the Board and the Company to separate the roles of the Chief Executive Officer and Chairman of the Board. The Board believes this structure increases the Board’s independence from management and, in turn, leads to better monitoring and oversight of management. Although the Board believes the Company is currently best served by separating the role of Chairman of the Board and Chief Executive Officer, the Board of Directors will review and consider the continued appropriateness of this structure on an annual basis.

Risk Oversight

Our Board of Directors oversees a company-wide approach to risk management, determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. Although our Board of Directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our Board of Directors will be responsible for overseeing the management of risks associated with the independence of our Board.

Code of Business Conduct and Ethics

Our Board of Directors adopted a code of business conduct and ethics that applies to our directors, officers and employees. A copy of this code is available on our website. We intend to disclose on our website any amendments to the code of business conduct and ethics and any waivers of the code of business conduct and ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Director Nomination Process

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board of Directors who are willing to continue service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board of Directors. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the biopharma industry, clinical studies, FDA compliance, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board of Directors and any committees of the Board.

The Nominating and Corporate Governance Committee and the Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders. The Nominating and Corporate Governance Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent shareholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) of the Exchange Act were filed during the year ended December 31, 2016, and that such filings were timely.

Stockholder Communications

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board of Directors based on the subject matter.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

The Company’s executive officers are appointed by the Board of Directors and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Position
Johan M. (Thijs) Spoor	45	President, Chief Executive Officer and Director
Maged Shenouda	53	Chief Financial Officer and Director
Daniel Dupret	60	Chief Scientific Officer

Johan M (Thijs) Spoor. Please see Mr. Spoor’s biography on page 3 of this proxy statement, under the section titled “Directors.”

Maged Shenouda. Please see Mr. Shendouda’s biography on page 3 of this proxy statement, under the section titled “Directors.”

Daniel Dupret has served as President of AzurRx SAS since its formation in 2007, and as our Chief Scientific Officer since the acquisition of AzurRx SAS in June 2014. Previously, Dr. Dupret founded Proteus SA in 1998 and served as its President and Chief Executive Officer from 1998 to 2007. He founded Appligene SA in 1985 and served as its Chief Scientific Officer, then President and Chief Executive Officer until 1998. From 1982 to 1985, he served as project leader at Transgene SA. In parallel to his biotechnology career, Daniel Dupret served as an advisor for the French government and the European commission in connection with grant commission and funding of early-stage biotechnology companies. From 2003 to 2007, he served as President of the Board of the University of Nîmes.

Summary Compensation Table

The following table provides information regarding the compensation paid during the years ended December 31, 2016 and 2015 to our principal executive officer, principal financial officer and certain of our other executive officers, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position (1)	Year	Salary	Bonus	Equity Awards	All Other Compensation	Total
Johan M. (Thijs) Spoor,	2016	$336,458	-0-	$210,000	-0-	$546,458
President and Chief Executive Officer	2015	$478,400	-0-	-0-	-0-	$478,400

Daniel Dupret,	2016	$204,215	-0-	-0-	-0-	$204,215
Chief Scientific Officer	2015	$204,675	-0-	-0-	-0-	$204,675

(1)
As Mr. Shenouda was appointed to serve as the Company’s Chief Financial Officer in September 2017, he was not one of the Company’s named executive officers for the year ended December 31, 2016, and is not included in this table.

Overview of Our Fiscal 2016 and 2015 Executive Compensation

Elements of Compensation

Our executive compensation program consisted of the following components of compensation in 2016 and 2015:

Base Salary. Each named executive officer receives a base salary for the expertise, skills, knowledge and experience he offers to our management team. Base salaries are periodically adjusted to reflect:

●
The nature, responsibilities, and duties of the officer’s position;

●
The officer’s expertise, demonstrated leadership ability, and prior performance;

●
The officer’s salary history and total compensation, including annual cash incentive awards and annual equity incentive awards; and

●
The competitiveness of the officer’s base salary.

Each named executive officer’s base salary for fiscal 2016 and 2015 is listed in the Summary Compensation Table.

Employment Agreements and Potential Payments upon Termination or Change of Control

Johan M. (Thijs) Spoor

Effective as of January 1, 2016, we entered into an employment agreement with Mr. Spoor to serve as our President and Chief Executive Officer for a term of three years. The employment agreement with Mr. Spoor provides for a base annual salary of $350,000, which annual salary was increased to $425,000 upon completion of our initial public offering and listing of our common stock on the NASDAQ Stock Market. Mr. Spoor’s annual salary is subject an annual milestone bonus, at the sole discretion of the Board of Directors based on his attainment of certain financial, clinical development, and/or business milestones to be established annually by our Board of Directors or Compensation Committee.  The employment agreement is terminable by either party at any time. In the event of termination by us without cause or by Mr. Spoor for good reason not in connection with a change of control, as those terms are defined in the agreement, he is entitled to twelve months’ severance payable over such period. In the event of termination by us without cause or by Mr. Spoor for good reason in connection with a change of control, as those terms are defined in the agreement, he will receive his eighteen months’ severance.

Subject to any required consents from third parties, on or as promptly as practicable following the effective date, Mr. Spoor shall be granted 100,000 shares of restricted common stock that are to be issued as follows: (i) 50,000 upon the first commercial sale in the United States of MS1819, and (ii) 50,000 upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days, in each case subject to the earlier determination of a majority of the Board of Directors.

In addition, subject to any required consents from third parties, Mr. Spoor’s employment agreement provided for the issuance to Mr. Spoor of a ten-year option to be governed by the terms of the 2014 Plan to purchase 380,000 shares of common stock, which options vested or will vest as follows: (i) 100,000 upon consummation of the initial public offering; (ii) 50,000 upon initiation of a Phase II clinical trial in the United States for MS1819; (iii) 50,000 completion of a Phase II clinical trial in the United States for MS1819; (iv) 100,000 upon initiation of a Phase III clinical trial in the United States for MS1819; (v) 50,000 upon initiation of a Phase I clinical trial in the United States for any product other than MS181; and (vi) 30,000 upon the determination of a majority of our Board. The employment agreement contains standard confidential and proprietary information, and one-year non-competition and non-solicitation provisions.

On February 3, 2017, Mr. Spoor was issued a ten-year option to purchase 100,000 shares of common stock at an exercise price of $4.48 per share, which option vested immediately. In addition, on September 29, 2017, Mr. Spoor was issued 100,000 shares of restricted common stock, subject to vesting conditions. Each of the above-referenced issuances were in satisfaction of the Company’s obligation to issue the 380,000 options to Mr. Spoor under the terms of his employment agreement.

Maged Shenouda

Pursuant to the employment agreement entered into by the Company and Mr. Shenouda on September 26, 2017, Mr. Shenouda will serve as the Company’s Executive Vice-President of Corporate Development and Chief Financial Officer for a term of three years, during which time he will receive a base salary of $275,000, which amount may be increased by the Company at any time during the term of the agreement. In addition to the base salary, Mr. Shenouda will be eligible to receive a cash bonus based on the achievement of certain financial, clinical development, and/or business milestones, which milestones will be established annually by the Company’s Board of Directors or the Compensation Committee (the “Annual Milestone Bonus”). Upon execution of Mr. Shenouda’s employment agreement, Mr. Shenouda became entitled to receive options to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s 2014 Plan (the “Option”), which Option will vest as follows so long as Mr. Shenouda is serving as either Executive Vice-President of Corporate Development or as Chief Financial Officer: (i) 75% upon acceptance of a US IND for MS1819, and (ii) 25% upon the completion of a Phase IIa clinical trial for MS1819. The Option shall have a per share exercise price equal to the closing price of the Company’s common stock on the NASDAQ Capital Market on the trading day immediately prior to the date of issuance, and will expire on September 25, 2027.

The Company may terminate Mr. Shenouda’s employment agreement at any time, with or without Cause, as such term is defined in the agreement. If the Company terminates the agreement without Cause, or if the agreement is terminated due to a Change of Control, as such term is defined in the agreement, Mr. Shenouda will be entitled to (i) all salary owed through the date of termination; (ii) any unpaid Annual Milestone Bonus; (iii) severance in the form of continuation of his salary for the greater of a period of 12 months following the termination date or the remaining term of the employment agreement; (iv) payment of premiums to cover COBRA for a period of 12 months following the termination date; (v) a prorated annual bonus equal to the target Annual Milestone Bonus, if any, for the year of termination multiplied by the formula set forth in the agreement; and (vi) immediate accelerated vesting of any unvested options or other unvested awards.

Daniel Dupret

If we terminate Dr. Dupret’s employment other than for cause, we will pay him twelve months of his base salary as severance.

Outstanding Equity Incentive Awards at Fiscal Year-End

There were no outstanding equity awards held by our named executive officers as of December 31, 2016.

Warrant Exercises and Stock Vested

No officers or directors exercised warrants and no stock vested during the years ended December 31, 2016.

Amended and Restated 2014 Omnibus Equity Incentive Plan

Our Board of Directors and stockholders have adopted and approved the 2014 Plan, which is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2014 Plan is to help us attract, motivate and retain such persons with awards under the 2014 Plan and thereby enhance stockholder value.

Administration. The 2014 Plan is administered by the Compensation Committee of the Board of Directors, which consists of two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2014 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2014 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2014 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2014 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. The aggregate number of shares of common stock that may be issued under the 2014 Plan shall not exceed 10% of the issued and outstanding shares of common stock on an as converted basis (the “As Converted Shares”), on a rolling basis. For calculation purposes, the As Converted Shares shall include all shares of common stock and all shares of common stock issuable upon the conversion of outstanding preferred stock and other convertible securities, but shall not include any shares of common stock issuable upon the exercise of options, warrants and other convertible securities issued pursuant to the 2014 Plan. The number of authorized shares of common stock reserved for issuance under the 2014 Plan shall automatically be increased concurrently with our issuance of fully paid and non-assessable shares of As Converted Shares.  Shares shall be deemed to have been issued under the 2014 Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2014 Plan.

The number of shares of common stock for which awards may be granted under the 2014 Plan to a participant who is an employee in any calendar year is limited to 300,000 shares. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2014 Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.

Stock Options. The 2014 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of the Company's capital stock or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2014 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award under the 2014 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2014 Plan, and amend, suspend or terminate the 2014 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2014 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2014 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
MAZARS USA TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee of the Board of Directors, the Board appointed Mazars USA LLP, formerly WeiserMazars (“Mazars USA”), as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Mazars USA as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Mazars USA will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Audit Fees

The following table presents fees for professional services billed by Mazars USA for the fiscal years ended December 31, 2016 and 2015.

	For the years ended December 31,
	2016	2015
Audit fees(1)	$284,779	$114,373
Audit-related fees(2)	181,437	33,000
Tax fees(3)	12,600	2,000
All other fees(4)	-	-
Total	$478,816	$149,373

(1)
Professional services rendered by Mazars USA for the audit of our annual financial statements and review of financial statements included in our Form 10-Q’s.

(2)
The aggregate fees billed for assurance and related services by Mazars USA that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Note 1 above.

(3)
The aggregate fees billed for professional services rendered by Mazars USA for tax compliance, tax advice, and tax planning.

(4)
The aggregate fees billed for products and services provided by Mazars USA other than the services reported in Notes 1–3 above.

Required Vote and Recommendation

Ratification of the selection of Mazars USA as the Company’s independent auditors for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Mazars USA as the Company’s independent auditors for the fiscal year ending December 31, 2017.

The Board recommends that stockholders vote “FOR” the ratification of the selection of Mazars USA as our independent auditors for the fiscal year ending December 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

The following tables set forth information regarding shares of our common stock beneficially owned as of October 19, 2017 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our common stock.  Percent ownership is calculated based on 11,554,146 shares of common stock outstanding at October 19, 2017.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percent Ownership of Class (3)
Johan M. (Thijs) Spoor, President and Chief Executive Officer (4)	539,885	4.6%
Daniel Dupret, Chief Scientific Officer	–	*
Maged Shenouda, Chief Financial Officer, Director (5)	89,167	*
Alastair Riddell, Director (6)	79,167	*
Edward J. Borkowski, Director (7)	364,653	3.1%
Charles J. Casamento, Director	17,500	*
Vern Lee Schramm, Ph.D., Director	–	*
All directors and executive officers as a group (7 persons)	1,090,372	9.1%

5% Stockholders
Edmond Burke Ross, Jr. (8)(9)	2,433,153	19.7%
Pelican Partners LLC (10)	1,787,796	15.5%
ADEC Private Equity (11)	1,676,009	13.7%
EBR Ventures, LLC (9)(12)	700,000	6.0%

* Less than 1%.

(1)
Unless otherwise indicated, the address of such individual is c/o AzurRx BioPharma, Inc., 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days of October 19, 2017.

(3)
Percentages are rounded to nearest percent. Percentages are based on 11,554,146 shares of common stock outstanding. Warrants, options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such derivative securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

 (4)
Includes (i) 34 shares of common stock; (ii) 100,000 restricted shares of common stock; (iii) 100,000 shares of common stock issuable upon exercise of options; (iv) 300,000 shares of common stock that may be purchased pursuant to options granted by third parties at an exercise price of $1.00 per share; and (v) 39,851 shares of common stock held in a trust for the benefit of Mr. Spoor’s spouse and minor children. Mr. Spoor disclaims beneficial ownership with respect to such shares of common stock held in trust.

(5)
Includes (i) 42,500 shares of common stock; (ii) 30,000 restricted shares of common stock; and (iii) 16,667 shares of common stock issuable upon the exercise of stock options.

(6)
Includes (i) 32,500 shares of common stock; (ii) 30,000 restricted shares of common stock; and (iii) 16,667 shares of common stock issuable upon the exercise of stock options.

(7)
Includes (i) 275,626 shares of common stock; (ii) 45,000 restricted shares of common stock; (iii) 13,680 shares of common stock issuable upon the exercise of warrants; (iv) 16,667 shares of common stock issuable upon exercise of options; and (v) 13,680 shares of common stock issuable upon exercise of warrants held by Nancy McCormick, Mr. Borkowski’s spouse.

(8)
Based upon information contained in a Schedule 13D filed by Burke Edmund Ross, Jr. on June 13, 2017. Includes a total of 1,659,840 shares of common stock and warrants to purchase up to 773,313 shares of common stock. Of these holdings, (i) 1,676,009 shares are held by ADEC Private Equity Investment, LLC, which include 1,031,268 shares of common stock and 644,741 shares issuable upon exercise of warrants; (ii) 700,000 shares are held by EBR Ventures, LLC, which include 600,000 shares of common stock and 100,000 shares issuable upon exercise of warrants; and (iii) 57,144 shares held by CEDA Investments, LLC, which include 28,572 shares of common stock and 28,572 shares issuable upon exercise of warrants. Mr. Ross is the Manager of EBR Ventures, LLC, ADEC Private Equity Investment, LLC and CEDA Investments, LLC, and has voting and dispositive power over the shares of common stock held by such entities. The address of Mr. Ross and such entities is c/o JDJ Family Office Services, P.O. Box 962049, Boston, MA 02196.

(9)
Shares owned and percentages for Burke Edmond Ross, ADEC Private Equity, and EBR Ventures, LLC are partially duplicative as Mr. Ross holds voting and dispositive power over the shares held by ADEC Private Equity and EBR Ventures, LLC.

(10)
Based upon information contained in a Schedule 13G filed by Matthew Balk on August 28, 2017. The address of such entity is P.O. Box 2422, Westport, CT 06880. Matthew Balk is the managing member of Pelican Partners LLC, and has voting and dispositive power over the shares of common stock held by such entity.

(11)
Based upon information contained in a Schedule 13D filed by Burke Edmund Ross, Jr. on June 13, 2017. As indicated in Note 8 above, includes 644,741 shares of common stock issuable upon the exercise of warrants. Mr. Ross has voting and dispositive power over the shares held by such entity.

(12)
Based upon information contained in a Schedule 13D filed by Burke Edmund Ross, Jr. on June 13, 2017. As indicated in Note 8 above, includes 100,000 shares of common stock issuable upon the exercise of warrants. Mr. Ross has voting and dispositive power over the shares held by such entity.

 Certain Relationships and Related Transactions

During the year ended December 31, 2015, the Company employed the services of JIST Consulting (“JIST”), a company controlled by Johan M. (Thijs) Spoor, the Company’s Chief Executive Officer, as a consultant for business strategy, financial modeling, and capital raising. Included in accounts payable December 31, 2016 is $508,300 for JIST relating to Mr. Spoor’s services. Mr. Spoor received no other compensation from the Company other than as specified in his employment agreement.

During the year ended December 31, 2015, the Company's then President, Christine Rigby-Hutton, was employed through Rigby-Hutton Management Services (“RHMS”). Ms. Rigby-Hutton resigned from the Company effective April 20, 2015. Included in accounts payable at December 31, 2016 is $38,453 for RHMS for Ms. Rigby-Hutton’s services.

From October 1, 2015 through December 31, 2015, the Company used the services of Edward Borkowski as a financial consultant. Mr. Borkowski is a member of the Board of Directors and the Chairman of the Company’s Audit Committee. At December 31, 2016, $90,000 was accrued for Mr. Borkowski’s services.

In July 2016, the Company granted 45,000 shares of restricted common stock to Mr. Borkowski and 30,000 shares of restricted common stock to each of Mr. Shenouda and Dr. Riddell, members of the Company’s Board of Directors. The shares of restricted common stock will be issued as follows: (i) 50% upon the first commercial sale in the United States of MS1819, and (ii) 50% upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days, in each case subject to the earlier determination of a majority of the members of the Board of Directors.

Beginning October 1, 2016, the Company utilized the services of Maged Shenouda as a financial consultant. Mr. Shenouda is the Company’s current Chief Financial Officer, and a member of the Board of Directors. The Company accrued $80,000 in expenses for the year ended December 31, 2016 for Mr. Shenouda’s services as a financial consultant.

On February 3, 2017, the Board of Directors granted 30,000 options each to Messrs. Borkowksi and Shenouda, and to Dr. Riddell, with a total value of $348,210. In addition, the Board granted 100,000 options to Mr. Spoor with a value of $386,900, which options vested immediately.

In August 2015, we issued $3.0 million of original issue discounted convertible notes and warrants to purchase 273,598 shares of common stock to ADEC Private Equity Investment, LLC, an entity controlled by Burke Ross. The notes automatically convert into that number of shares of common stock equal to the aggregate principal amount of the notes plus any accrued but unpaid interest, multiplied by 1.25, divided by $4.65.  In addition, in September 2016, we agreed to issue warrants to purchase an aggregate of 371,142 shares of common stock to ADEC Private Equity Investment, LLC in connection with its execution of an amendment to the securities purchase agreement that included, among other things, a 180-day lock-up agreement.

Policy and Procedures Governing Related Party Transactions

The Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board of Directors to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management and Mazars USA, our independent registered public accounting firm, the audited consolidated financial statements in the AzurRx BioPharma, Inc. Annual Report on Form 10-K for the year ended December 31, 2016. The Audit Committee has also discussed with Mazars USA those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 61.

Mazars USA also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Respectfully Submitted, Edward J. Borkowski, Chairman Alastair Riddell Charles J. Casamento

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals for the 2018 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our principal executive offices at 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226, addressed to our Corporate Secretary, no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226, or contact us at (646) 699-7855. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Board invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

Johan M. (Thijs) Spoor
Chief Executive Officer

AZURRX BIOPHARMA, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 AZURRX BIOPHARMA, INC.

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned revokes all previous proxies and constitutes and appoints Johan M. (Thijs) Spoor and Maged Shenouda, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of AzurRx BioPharma, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Crown Plaza Hotel, 690 US Highway 46, Fairfield, New Jersey on November 28, 2017 at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, upon the following proposals, each of which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee identified in Proposal No. 1 and FOR Proposal No. 2, each of which have been proposed by our Board of Directors, and in the discretion of the proxy holder upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

1.	ELECTION OF DIRECTORS
		Nominees:		FOR	WITHHELD

		01	Johan M. (Thijs) Spoor	☐	☐
		02	Maged Shenouda	☐	☐
		03	Edward J. Borkowski	☐	☐
		04	Alastair Riddell, M.D., Ph.D.	☐	☐

		05	Charles J. Casamento	☐	☐

		06	Vern Lee Schramm, Ph.D.	☐	☐

2.	RATIFYING THE APPOINTMENT OF MAZARS USA LLP AS AZURRX BIOPHARMA, INC.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017			FOR ☐	AGAINST ☐	ABSTAIN ☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder _______________________ Signature of Stockholder _________________________ (IF HELD JOINTLY)
Dated: ________________________________, 2017

Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.